                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Northstar Life Insurance Company
                               (Name of Depositor)

                              The Trebloc Building
                              301 East State Street
                             Ithaca, New York 14850
              (Address of Depositor's Principal Executive Offices)

                                 1-800-667-4631
               (Depositor's Telephone Number, including Area Code)

                                   Donna Adams
                        Northstar Life Insurance Company
                              The Trebloc Building
                              301 East State Street
                             Ithaca, New York 14850
                     (Name and Address of Agent for Service)

                       STATEMENT OF ADDITIONAL INFORMATION

    THE DATE OF THIS DOCUMENT IS: MAY 1, 2003 as supplemented July 31, 2003

                   THE DATE OF THE PROSPECTUS IS: MAY 1, 2003

     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the Funds' current prospectuses, which may be obtained by calling Northstar Life Insurance Company at 1-800-667-4631, or writing to Northstar Life at 301 East State Street, Ithaca, New York 14850. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information.

Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Financial Statements
Performance Data
Illustrations

GENERAL INFORMATION AND HISTORY

Northstar Life Insurance Company is a stock life insurance company organized in 1988 under the laws of New York. We are a wholly-owned subsidiary of Minnesota Life Insurance Company, ("Minnesota Life") incorporated in and having its principal office at 400 Robert Street North, Saint Paul, Minnesota, 55101. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Northstar Life is licensed to conduct a life insurance business in New York.

The Northstar Life Variable Universal Life account was established on May 1, 1996, by our Board of Directors in accordance with certain provisions of the New York insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or certificates, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to certificate owners and beneficiaries arising under the certificates are general corporate obligations of Northstar Life and thus our general assets back the certificates. The New York law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The investment performance of the separate account is entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

The separate account has 22 sub-accounts. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account.

The separate account currently invests in the Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Funds and Janus Aspen Series.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.

The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force. In this situation, we will send the owner a notice that a premium payment is required.

When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, the owner may elect to skip or omit making those premium payments. The certificate does not obligate the owner to pay premiums in accordance with a premium schedule.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Northstar Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Northstar Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Northstar Life continues to oversee State Street's performance of these services.

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions for certificates under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. No underwriting commissions were paid to or retained by Securian Financial Services, Inc. in 2002, 2001 or 2000.

In addition, Securian Financial or Northstar Life will pay, based uniformly on the sales of group contracts by registered representatives, credits which allow registered representatives (agents) who are responsible for sales to attend conventions and other meetings sponsored by Northstar Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Northstar Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc.


The underwriter may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

Changes to the cost of insurance rates are generally effective at the beginning of each certificate year, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits under the group-sponsored insurance program, experience of the group, changes in the expense structure, or a combination of these factors.

The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

LAPSE AND REINSTATEMENT

The failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. The insured's life will continue to be insured during this grace period. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. There is no grace period for the first premium.

Failure of a group sponsor to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination, as described in the certificate and prospectus. The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract and certificate (requirements for continuation are described in the certificate and prospectus).

A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living. Reinstatement is made by application for reinstatement and payment of an amount that, after the deduction of charges assessed against premiums, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. The application and payment must be submitted to our home office. If any loans and loan interest charged is not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but such evidence satisfactory to us will be required from the 32nd day to three years from the date of lapse.

The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charged reinstated increased by the net premiums paid at the time of reinstatement.

The reinstatement will take effect as of the date we approve the application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

We will allocate the net premiums submitted for a reinstatement, namely premiums after the deduction of the charges assessed against premiums, to the guaranteed account and/or the sub-accounts of the Variable Universal Life Account which, in turn, invest in Fund shares.

LOANS

The owner may borrow from us using only the certificate as the security for the loan. The minimum loan amount is $100.

At the owner's request, we will send the owner a loan request form for his or her signature. The owner may also submit a loan request by telephone (during our normal business hours), by facsimile (FAX) transmission or through any other method made available by us under the group-sponsored insurance program. We will make the telephone and facsimile transmission service available to all certificate owners. Should the owner make a request by telephone call or other electronic means, we will ask for personal identification and certificate number.

When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office.

The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, the separate account value and the loan account value. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.

The interest rate charged on the loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

We will charge interest on the loan in arrears. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the loan interest accrued at the end of the certificate month, this unpaid interest will be added to the amount of the certificate loan. The new loan will be subject to the same rate of interest as the loan in effect.

Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on the loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

A loan, whether or not it is repaid, will have a permanent effect on the account value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made. If the certificate is in force, the loan and any accrued loan interest charged can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts, subject to the limitations in the certificate and prospectus on such transfers.

Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

FINANCIAL STATEMENTS

The financial statements of Northstar Life Insurance Company as of December 31, 2002, have been audited by our independent auditors KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

As Northstar Life Variable Universal Life Account did not commence operations until 2003, there are no financial statements for the sub-accounts of the separate account as of the date of the prospectus. It is expected that KPMG will perform audit services for the separate account for the period ended December 31, 2003.

PERFORMANCE DATA

Following commencement of operations of the separate account, we may advertise historical performance for the sub-accounts of the separate account. Performance data may also be made available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and Fund prospectuses.

Performance returns reflect fees and charges assessed by each Fund. Some Portfolio advisers have agreed to limit their expenses; without these limits, performance would be lower. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fee and expense subsidies applicable to a portfolio, please refer to the prospectus for that fund.

     - Some of the performance data we advertise does not reflect group contract charges. These include premium expense charges (sales charge, premium tax charge and federal tax charge) and account value charges (administration charge, cost of insurance charges, transaction charges and charges for any riders). These charges when taken reduce performance. All charges are fully described in the prospectus. The performance data may show an inception date. If the Portfolio inception date predates the inception date of the sub-account of the separate account we show performance from the inception date of the Portfolio with deduction of any applicable charges as if the sub-account existed at that time, which it did not.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS SHOWN*

Unit values are current as of __________________.

Performance represents average annual returns as of ________________________ expressed as percentages.

PORTFOLIO                                                 12/31/2001-   12/31/1997-  12/31/1992-   INCEPTION        DATE
                                                           12/31/2002    12/31/2002   12/31/2002
Advantus Growth Portfolio
Advantus Bond Portfolio
Advantus Money Market Portfolio(2)
Advantus Asset Allocation Portfolio
Advantus Mortgage Securities Portfolio(7)
Advantus Index 500 Portfolio(3)
Advantus Capital Appreciation Portfolio
Advantus International Stock Portfolio(4)
Advantus Small Company Growth Portfolio(5)
Advantus Maturing Government Bond 2010 Portfolio(6)
Advantus Value Stock Portfolio
Advantus Small Company Value Portfolio(5)
Advantus Global Bond Portfolio(4)
Advantus Index 400 Mid-Cap Portfolio(3)
Advantus Macro-Cap Value Portfolio
Advantus Micro-Cap Growth Portfolio(5)
Advantus Real Estate Portfolio(8)
Fidelity VIP Equity-Income Initial Class Shares
Fidelity VIP High Income Fund Initial Class Shares
Fidelity VIP Contrafund(R)Initial Class Shares
Janus Capital Appreciation Portfolio Service Shares
Janus International Growth Portfolio Service Shares

* Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 22 investment sub-account options and a guaranteed account. VGUL policies are issued by Northstar Life and the Northstar Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Funds and Janus Aspen Series.

The performance figures shown reflect the historical results that would have been achieved had the contact been in existence since the inception of the respective Advantus Series Fund Portfolios, Fidelity Variable Insurance Products Funds and Janus Aspen Series Portfolios.

The chart above calculates historical performance by reflecting a Portfolio's expenses and investment gains and losses. A Portfolio's investment gains and losses are calculated by comparing the value of the Portfolio at the beginning of the period to the value of the Portfolio at the end of the period. The return calculations quoted above do not account for any other deduction of policy charges, including sales charges and cost of insurance charge, taken against a policy's premium and cash values. Such charges, if deducted, would reduce the performance quote (see the prospectus for a full description of these charges; see the attached charts for an illustration of the effect of such charges on cash values). The Funds' investment advisers may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that Fund. These performance figures are historical; future performance and principal value will vary.


The cash value of a VGUL policy needs to be considered in light of the investment objectives of the particular Portfolio and the market conditions during the time period shown. This report is for illustrative purposes only and it is important to remember that past performance is not an indication of future results. The cash value will fluctuate with the investment experience of the underlying Portfolio. The cash value will fluctuate and may be more or less than the accumulated premium paid at the time of withdrawal or surrender.

This chart must be accompanied or preceded by a current prospectus for the Northstar Life Variable Universal Life Account, Advantus Series Fund, Fidelity's Variable Insurance Products Fund, and Janus Aspen Series Fund. VGUL is distributed through Securian Financial Services, Inc., Member NASD/SIPC, 400 Robert Street North, St. Paul Minnesota 55101-2098, 1-888-237-1838.

(1) The guarantees for the guaranteed account are solely based on the financial strength and claims paying ability of Northstar Life.

(2) Investments in the Money Market Portfolio are neither insured, nor guaranteed by the U.S. Government, or any federal agency, and there is no assurance that the account will be able to maintain a stable net asset value of $1 per share. It is possible to lose money by investing in the Money Market Portfolio.

(3) "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500(R),"
"Standard & Poor's MidCap 400(R)," and "S&P MidCap 400(R)" are registered trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

(4) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(5) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term.

(6) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(7) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(8) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

TOTAL RETURNS FOR PERIODS SHOWN*

Total return for periods shown.

Unless otherwise noted, performance as of _______________________, expressed as percentages.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               2002
PORTFOLIO                                           1993    1994    1995     1996    1997    1998     1999     2000    2001     YTD
------------------------------------------------------------------------------------------------------------------------------------

Advantus Growth Portfolio
Advantus Bond Portfolio
Advantus Money Market Portfolio(2)
Advantus Asset Allocation Portfolio
Advantus Mortgage Securities Portfolio(7)
Advantus Index 500 Portfolio(3)
Advantus Capital Appreciation Portfolio
Advantus International Stock Portfolio(4)
Advantus Small Company Portfolio(5)
Advantus Maturing Government Bond 2010
Portfolio(6)
Advantus Value Stock Portfolio
Advantus Small Company Value Portfolio(5)
Advantus Global Bond Portfolio(4)
Advantus Index 400 Mid-Cap Portfolio(3)
Advantus Macro-Cap Value Portfolio
Advantus Micro-Cap Growth Portfolio(5)
Advantus Real Estate Portfolio(8)
Fidelity VIP Equity-Income Initial Class Shares
Fidelity VIP High Income Initial Class Shares
Fidelity VIP Contrafund(R)Initial Class Shares
Janus Capital Appreciation Portfolio Service
Shares
Janus International Growth Portfolio Service
Shares

* Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 22 investment sub-account options and a guaranteed account. VGUL policies are issued by Northstar Life and the Northstar Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Funds and Janus Aspen Series.

The performance figures shown reflect the historical results that would have been achieved had the contact been in existence since the inception of the respective Advantus Series Fund Portfolios, Fidelity Variable Insurance Products Funds and Janus Aspen Series Portfolios.

The chart above calculates historical performance by reflecting a Portfolio's expenses and investment gains and losses. A Portfolio's investment gains and losses are calculated by comparing the value of the Portfolio at the beginning of the period with the value of the Portfolio at the end of the period. The return calculations quoted above do not account for any other deduction of policy charges, including sales charges and cost of insurance charge, taken against a policy's premium and cash values. Such charges, if deducted, would reduce the performance quote (see the prospectus for a full description of these charges; see the attached charts for an illustration of the effect of such charges on cash values). The Funds' investment advisers may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that Fund. These performance figures are historical; future performance and principal value will vary.


The cash value of a VGUL policy needs to be considered in light of the investment objectives of the particular Portfolio and the market conditions during the time period shown. This report is for illustrative purposes only and it is important to remember that past performance is not an indication of future results. The cash value will fluctuate with the investment experience of the underlying Portfolio. The cash value will fluctuate and may be more or less than the accumulated premium paid at the time of withdrawal or surrender.

This chart must be accompanied or preceded by a current prospectus for the Northstar Life Variable Universal Life Account, Advantus Series Fund, Fidelity's Variable Insurance Products Fund, and Janus Aspen Series Fund. VGUL is distributed through Securian Financial Services, Inc., Member NASD/SIPC, 400 Robert Street North, St. Paul Minnesota 55101-2098, 1-888-237-1838.

(1) The guarantees for the guaranteed account are solely based on the financial strength and claims paying ability of Northstar Life.

(2) Investments in the Money Market Portfolio are neither insured, nor guaranteed by the U.S. Government, or any federal agency, and there is no assurance that the account will be able to maintain a stable net asset value of $1 per share. It is possible to lose money by investing in the Money Market Portfolio.

(3) "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500(R),"
"Standard & Poor's MidCap 400(R)," and "S&P MidCap 400(R)" are registered trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

(4) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(5) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term.

(6) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(7) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(8) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

     - Some of our advertisements will show the accumulated premiums and cash value of a hypothetical insured under a VGUL certificate. In general they will reflect a policy purchased at the beginning of the applicable period shown, by a 45-year-old with a level death benefit of $300,000 and an annual premium of $3,000. The values advertised represent a 100 percent allocation of premiums to the respective sub-account. The cash values reflect the charges of a hypothetical VGUL policy and the past performance of the Fund's Portfolios. The charges under a VGUL certificate depend on the characteristics of the group-sponsored program under which the certificate was issued. The values shown, in general, will assume that the certificate was issued to a member of a small group requiring low enrollment services. Therefore the maximum $4 administration charge, a three percent sales charge, a two percent premium tax charge and a .25 percent federal tax charge are used. Actual cash values will vary from those shown, depending on the actual charges under the group contract and the actual investment results of the Portfolios. Based upon the age of the insured and the death benefit noted above, a hypothetical cost of insurance change is applied. Actual cost of insurance charges for a VGUL certificate will vary depending upon a variety of factors. For a discussion of these factors. For a discussion of these factors please refer to the "Account Value Charges" section of the VGUL prospectus. If maximum guaranteed charges were used the cash values would be lower. The advertisements assume premiums were paid on a monthly basis and that no loans or partial surrenders were made. The performance data may show an inception date. If the Portfolio inception date predates the inception date of the sub-account of the separate account we show performance from the inception date of the Portfolio with deduction of any applicable charges as if the sub-account existed at that time, which it did not.


All values are for the indicated periods ending __________________________.*


                                                          IF YOU SUBMITTED AN ANNUAL PREMIUM OF $3,000:
                                                            AFTER 1 YEAR   AFTER 5 YEARS    AFTER 10 YEARS
                                                            ($3,000)       ($15,000)        ($30,000)
                                                            YOUR CASH      YOUR CASH        YOUR CASH
                                                            VALUE WOULD    VALUE WOULD      VALUE WOULD
                                                            BE:            BE:              BE:            SINCE
PORTFOLIO                                                                                                  INCEPTION
Advantus Growth Portfolio
Advantus Bond Portfolio
Advantus Money Market Portfolio(2)
Advantus Asset Allocation Portfolio
Advantus Mortgage Securities Portfolio(7)
Advantus Index 500 Portfolio(3)
Advantus Capital Appreciation Portfolio
Advantus International Stock Portfolio(4)
Advantus Small Company Growth Portfolio(5)
Advantus Maturing Government Bond 2010 Portfolio(6)
Advantus Value Stock Portfolio
Advantus Small Company Value Portfolio(5)
Advantus Global Bond Portfolio(4)
Advantus Index 400 Mid-Cap Portfolio(3)
Advantus Macro-Cap Value Portfolio
Advantus Micro-Cap Growth Portfolio(5)
Advantus Real Estate Portfolio(8)
Fidelity VIP Equity-Income Initial Class Shares
Fidelity VIP High Income Fund Initial Class Shares
Fidelity VIP Contrafund(R)Initial Class Shares
Janus Capital Appreciation Portfolio Service Shares
Janus International Growth Portfolio Service Shares

* Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 22 investment sub-account options and a guaranteed account. VGUL policies are issued by Northstar Life and the Northstar Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Funds and Janus Aspen Series.

The chart above calculates the accumulated premiums and cash value of a hypothetical insured under your VGUL policy. It assumes a policy purchased at the beginning of each period shown, by a 45 year old with a level death benefit of $300,000 and an annual premium of $3,000. The values above assume a 100 percent allocation of premiums to the respective Portfolio of the Fund. A Portfolio's investment gains and losses are calculated by comparing the value of the Portfolio at the beginning of the period with the value of the Portfolio at the end of the period. The cash value calculations reflect the charges of a hypothetical VGUL policy and the past performance of the Fund's Portfolios. The charges under a VGUL policy depend on the characteristics of the group-sponsored program under which the policy was issued. The maximum $4 administration charge, a 3 percent sales charge, a 2 percent premium tax charge and a .25 percent federal tax charge were used. Actual cash values will vary from those shown, depending on the actual charges under the group contract and the actual investment results of the portfolios. Based upon the age of the insured and the death benefit noted above, a hypothetical cost of insurance is applied. Actual cost of insurance charges for a VGUL certificate will vary depending upon a variety of factors. For a discussion of these factors, please refer to the "Account Value Charges" section of the VGUL prospectus. If maximum guaranteed charges had been used the cash values would have been lower. The chart assumes premiums were paid on a monthly basis and that no loans or partial surrenders were made.

The Funds' investment advisers may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that Fund.


The cash value of a VGUL policy needs to be considered in light of the investment objectives of the particular Portfolio and the market conditions during the time period shown. This report is for illustrative purposes only and it is important to remember that past performance is not an indication of future results. The cash value will fluctuate with the investment experience of the underlying Portfolio. The cash value will fluctuate and may be more or less than the accumulated premium paid at the time of withdrawal or surrender.

Please contact us to obtain a personalized performance illustration, either historical or hypothetical, which reflects all applicable fees and charges, including the cost of insurance.

This chart must be accompanied or preceded by a current prospectus for the Northstar Life Variable Universal Life Account, Advantus Series Fund, Fidelity's Variable Insurance Products Fund and Janus Aspen Series Fund. VGUL is distributed through Securian Financial Services, Inc., Member NASD/SIPC, 400 Robert Street North, St. Paul, Minnesota 55101-2098, 1-888-237-1838.

(1) The guarantees for the guaranteed account are solely based on the financial strength and claims paying ability of Northstar Life.

(2) Investments in the Money Market Portfolio are neither insured, nor guaranteed by the U.S. Government, or any federal agency, and there is no assurance that the account will be able to maintain a stable net asset value of $1 per share. It is possible to lose money by investing in the Money Market Portfolio.

(3) "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500(R),"
"Standard & Poor's MidCap 400(R)," and "S&P MidCap 400(R)" are registered trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

(4) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(5) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term.

(6) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(7) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(8) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

We encourage you to obtain a personalized illustration which reflects all charges of the group contract and the impact of those charges upon performance. To order a personalized illustration contact us at 1-800-667-4631 or write to us at: Northstar Life Insurance Company, 301 East State Street, Ithaca, New York 14850. See the prospectus for detailed information about group contract charges and the Fund prospectuses for each Fund's expenses.

The cash value of a VGUL certificate needs to be considered in light of the investment objectives of the Portfolio(s) in which the owner allocates funds, as well as, the market conditions during the applicable time period. All advertisements are for illustrative purposes only. It is important to remember that past performance is not an indication of future results. The cash value of a certificate will fluctuate with the investment experience of the underlying Portfolio(s). The return and principal value of an investment will fluctuate so that investor's units, when redeemed, may be worth more or less than their original cost.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program issued a group contract. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, and a 0.25 percent federal tax charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. The assumed cost of insurance charges are detailed on the illustrations. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.

The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses of the Fund assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown in the Fund's prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as shown in the Fund's prospectus. The average annual expense number used in the illustrations (0.88 percent) does not include waivers, reductions, and reimbursements as detailed in the footnotes to the expense table and the prospectus of the Funds. We do not expect any changes to the voluntary absorption of expenses policy in the current year. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -0.88 percent, 5.07 percent and 11.02 percent.

The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now to produce the account values and death benefits illustrated.
Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional premium expense charge to cover Northstar Life's increased federal tax expense in that situation (as described in "Federal Tax Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-667-4631 or write to us at: Northstar Life Insurance Company, 301 East State Street, Ithaca, New York 14850.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                      -Assuming Hypothetical Investment Returns Of -
                                              0% Gross(2)               6% Gross(2)              12% Gross(2)
                                            (-0.88% Net)(3)           (5.07% Net)(3)            (11.02% Net)(3)
End of        Att       Annual          Account       Death         Account      Death        Account       Death
Pol Yr        Age       Premium        Value(4)      Benefit       Value(4)     Benefit      Value(4)      Benefit
------        ---       -------        --------      -------       --------     -------      --------      -------
   1          46         1,800            1,460       100,000        1,507      100,000        1,553        100,000
   2          47         1,800            2,898       100,000        3,081      100,000        3,268        100,000
   3          48         1,800            4,304       100,000        4,715      100,000        5,152        100,000
   4          49         1,800            5,689       100,000        6,424      100,000        7,236        100,000
   5          50         1,800            7,065       100,000        8,224      100,000        9,556        100,000

   6          51         1,800            8,411       100,000       10,098      100,000       12,114        100,000
   7          52         1,800            9,715       100,000       12,038      100,000       14,929        100,000
   8          53         1,800           10,991       100,000       14,062      100,000       18,042        100,000
   9          54         1,800           12,217       100,000       16,154      100,000       21,468        100,000
  10          55         1,800           13,395       100,000       18,318      100,000       25,247        100,000

  15          60         1,800           18,295       100,000       30,162      100,000       50,922        100,000
  20          65         1,800           21,292       100,000       44,140      100,000       94,571        113,485
  25          70         1,800           21,992       100,000       61,416      100,000      167,954        193,147
  30          75         1,800           15,460       100,000       82,779      100,000      289,093        303,548
  35          80         1,800                0       100,000      112,572      118,200      490,443        514,965
  40          85         1,800                0       100,000      149,224      156,685      813,334        854,001
  45          90         1,800                0       100,000      191,689      201,274    1,319,769      1,385,758
  50          95         1,800                0       100,000      245,149      247,601    2,147,737      2,169,214

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                      -Assuming Hypothetical Investment Returns Of -
                                              0% Gross(2)               6% Gross(2)              12% Gross(2)
                                            (-0.88% Net)(3)           (5.07% Net)(3)            (11.02% Net)(3)
End of        Att       Annual          Account       Death         Account      Death        Account       Death
Pol Yr        Age       Premium        Value(4)      Benefit       Value(4)     Benefit      Value(4)      Benefit
------        ---       -------        --------      -------       --------     -------      --------      -------
   1          56         3,000            2,309       100,000        2,384      100,000        2,457        100,000
   2          57         3,000            4,529       100,000        4,817      100,000        5,112        100,000
   3          58         3,000            6,673       100,000        7,319      100,000        8,005        100,000
   4          59         3,000            8,735       100,000        9,885      100,000       11,156        100,000
   5          60         3,000           10,718       100,000       12,524      100,000       14,602        100,000

   6          61         3,000           12,615       100,000       15,234      100,000       18,373        100,000
   7          62         3,000           14,429       100,000       18,024      100,000       22,516        100,000
   8          63         3,000           16,154       100,000       20,895      100,000       27,076        100,000
   9          64         3,000           17,803       100,000       23,869      100,000       32,122        100,000
  10          65         3,000           19,360       100,000       26,939      100,000       37,708        100,000

  15          70         3,000           25,801       100,000       44,217      100,000       77,083        100,000
  20          75         3,000           25,941       100,000       63,767      100,000      145,787        153,077
  25          80         3,000           12,710       100,000       88,557      100,000      260,192        273,201
  30          85         3,000                0       100,000      125,356      131,624      444,029        466,230
  35          90         3,000                0       100,000      168,922      177,368      732,837        769,479
  40          95         3,000                0       100,000      223,668      225,905    1,205,023      1,217,073

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING MAXIMUM COST OF INSURANCE CHARGES



                                                     --Assuming Hypothetical Investment Returns Of --
                                              0% Gross(2)               6% Gross(2)              12% Gross(2)
                                            (-0.88% Net)(3)           (5.07% Net)(3)            (11.02% Net)(3)
End of        Att       Annual          Account       Death         Account      Death        Account       Death
Pol Yr        Age       Premium        Value(4)      Benefit       Value(4)     Benefit      Value(4)      Benefit
------        ---       -------        --------      -------       --------     -------      --------      -------

   1          46         1,800            1,171       100,000        1,209      100,000        1,246        100,000
   2          47         1,800            2,303       100,000        2,449      100,000        2,599        100,000
   3          48         1,800            3,394       100,000        3,722      100,000        4,070        100,000
   4          49         1,800            4,444       100,000        5,027      100,000        5,672        100,000
   5          50         1,800            5,448       100,000        6,363      100,000        7,417        100,000

   6          51         1,800            6,403       100,000        7,729      100,000        9,317        100,000
   7          52         1,800            7,304       100,000        9,119      100,000       11,387        100,000
   8          53         1,800            8,145       100,000       10,533      100,000       13,643        100,000
   9          54         1,800            8,920       100,000       11,963      100,000       16,102        100,000
  10          55         1,800            9,624       100,000       13,409      100,000       18,787        100,000

  15          60         1,800           11,968       100,000       20,842      100,000       36,737        100,000
  20          65         1,800           11,603       100,000       28,242      100,000       66,807        100,000
  25          70         1,800            6,488       100,000       34,479      100,000      119,653        137,601
  30          75         1,800                0       100,000       37,462      100,000      207,689        218,074
  35          80         1,800                0       100,000       31,135      100,000      354,692        372,427
  40          85         1,800                0       100,000            0      100,000      592,284        621,898
  45          90         1,800                0       100,000            0      100,000      966,836      1,015,178
  50          95         1,800                0       100,000            0      100,000    1,582,302      1,598,125

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING MAXIMUM COST OF INSURANCE CHARGES

                                                     --Assuming Hypothetical Investment Returns Of --
                                              0% Gross(2)               6% Gross(2)              12% Gross(2)
                                            (-0.88% Net)(3)           (5.07% Net)(3)            (11.02% Net)(3)
End of        Att       Annual          Account       Death         Account      Death        Account       Death
Pol Yr        Age       Premium        Value(4)      Benefit       Value(4)     Benefit      Value(4)      Benefit
------        ---       -------        --------      -------       --------     -------      --------      -------

   1          56         3,000            1,731       100,000        1,787      100,000        1,842        100,000
   2          57         3,000            3,380       100,000        3,597      100,000        3,818        100,000
   3          58         3,000            4,947       100,000        5,430      100,000        5,945        100,000
   4          59         3,000            6,427       100,000        7,287      100,000        8,239        100,000
   5          60         3,000            7,814       100,000        9,162      100,000       10,715        100,000

   6          61         3,000            9,102       100,000       11,050      100,000       13,393        100,000
   7          62         3,000           10,277       100,000       12,944      100,000       16,292        100,000
   8          63         3,000           11,324       100,000       14,830      100,000       19,428        100,000
   9          64         3,000           12,226       100,000       16,695      100,000       22,824        100,000
  10          65         3,000           12,969       100,000       18,529      100,000       26,515        100,000

  15          70         3,000           13,871       100,000       27,007      100,000       51,315        100,000
  20          75         3,000            7,322       100,000       32,703      100,000       96,192        100,000
  25          80         3,000                0       100,000       30,201      100,000      177,303        186,168
  30          85         3,000                0       100,000        4,071      100,000      308,673        324,107
  35          90         3,000                0       100,000            0      100,000      516,207        542,017
  40          95         3,000                0       100,000            0      100,000      857,205        865,778

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                      -Assuming Hypothetical Investment Returns Of -
                                              0% Gross(2)               6% Gross(2)              12% Gross(2)
                                            (-0.88% Net)(3)           (5.07% Net)(3)            (11.02% Net)(3)
End of        Att       Annual          Account       Death         Account      Death        Account       Death
Pol Yr        Age       Premium        Value(4)      Benefit       Value(4)     Benefit      Value(4)      Benefit
------        ---       -------        --------      -------       --------     -------      --------      -------
   1          46         1,800            1,554        51,554        1,604       51,604        1,653         51,653
   2          47         1,800            3,088        53,088        3,283       53,283        3,482         53,482
   3          48         1,800            4,597        54,597        5,035       55,035        5,500         55,500
   4          49         1,800            6,087        56,087        6,870       56,870        7,734         57,734
   5          50         1,800            7,564        57,564        8,798       58,798       10,214         60,214

   6          51         1,800            9,016        59,016       10,811       60,811       12,954         62,954
   7          52         1,800           10,437        60,437       12,908       62,908       15,977         65,977
   8          53         1,800           11,834        61,834       15,099       65,099       19,321         69,321
   9          54         1,800           13,195        63,195       17,376       67,376       23,008         73,008
  10          55         1,800           14,520        64,520       19,744       69,744       27,076         77,076

  15          60         1,800           20,429        70,429       32,908       82,908       54,538        104,538
  20          65         1,800           24,951        74,951       48,455       98,455       99,341        149,341
  25          70         1,800           27,826        77,826       66,693      116,693      172,975        222,975
  30          75         1,800           26,258        76,258       85,173      135,173      291,660        341,660
  35          80         1,800           17,114        67,114       99,984      149,984      481,580        531,580
  40          85         1,800                0        50,000      103,812      153,812      784,558        834,558
  45          90         1,800                0        50,000       90,364      140,364    1,270,761      1,334,299
  50          95         1,800                0        50,000       45,197       95,197    2,053,182      2,103,182

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                      -Assuming Hypothetical Investment Returns Of -
                                              0% Gross(2)               6% Gross(2)              12% Gross(2)
                                            (-0.88% Net)(3)           (5.07% Net)(3)            (11.02% Net)(3)
End of        Att       Annual          Account       Death         Account      Death        Account       Death
Pol Yr        Age       Premium        Value(4)      Benefit       Value(4)     Benefit      Value(4)      Benefit
------        ---       -------        --------      -------       --------     -------      --------      -------
   1          56         3,000            2,542        52,542        2,624       52,624        2,704         52,704
   2          57         3,000            5,021        55,021        5,338       55,338        5,662         55,662
   3          58         3,000            7,441        57,441        8,153       58,153        8,908         58,908
   4          59         3,000            9,799        59,799       11,067       61,067       12,467         62,467
   5          60         3,000           12,094        62,094       14,086       64,086       16,374         66,374

   6          61         3,000           14,321        64,321       17,209       67,209       20,660         70,660
   7          62         3,000           16,482        66,482       20,440       70,440       25,368         75,368
   8          63         3,000           18,569        68,569       23,781       73,781       30,538         80,538
   9          64         3,000           20,590        70,590       27,241       77,241       36,226         86,226
  10          65         3,000           22,534        72,534       30,815       80,815       42,478         92,478

  15          70         3,000           31,073        81,073       50,566      100,566       84,575        134,575
  20          75         3,000           34,925        84,925       70,983      120,983      150,073        200,073
  25          80         3,000           30,967        80,967       88,275      138,275      250,292        300,292
  30          85         3,000           13,966        63,966       95,281      145,281      401,990        451,990
  35          90         3,000                0        50,000       85,901      135,901      636,520        686,520
  40          95         3,000                0        50,000       45,945       95,945    1,000,122      1,050,122

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING MAXIMUM COST OF INSURANCE CHARGES


                                                     --Assuming Hypothetical Investment Returns Of --
                                              0% Gross(2)               6% Gross(2)              12% Gross(2)
                                            (-0.88% Net)(3)           (5.07% Net)(3)            (11.02% Net)(3)
End of        Att       Annual          Account       Death         Account      Death        Account       Death
Pol Yr        Age       Premium        Value(4)      Benefit       Value(4)     Benefit      Value(4)      Benefit
------        ---       -------        --------      -------       --------     -------      --------      -------

   1          46         1,800            1,391        51,391        1,436       51,436        1,480         51,480
   2          47         1,800            2,752        52,752        2,926       52,926        3,104         53,104
   3          48         1,800            4,084        54,084        4,474       54,474        4,888         54,888
   4          49         1,800            5,383        55,383        6,079       56,079        6,847         56,847
   5          50         1,800            6,649        56,649        7,743       57,743        8,999         58,999

   6          51         1,800            7,880        57,880        9,466       59,466       11,361         61,361
   7          52         1,800            9,072        59,072       11,247       61,247       13,954         63,954
   8          53         1,800           10,222        60,222       13,087       63,087       16,800         66,800
   9          54         1,800           11,326        61,326       14,983       64,983       19,921         69,921
  10          55         1,800           12,382        62,382       16,935       66,935       23,345         73,345

  15          60         1,800           16,871        66,871       27,557       77,557       46,216         96,216
  20          65         1,800           19,651        69,651       39,419       89,419       82,794        132,794
  25          70         1,800           19,819        69,819       51,739      101,739      141,178        191,178
  30          75         1,800           16,022        66,022       62,980      112,980      234,447        284,447
  35          80         1,800            5,805        55,805       69,785      119,785      383,008        433,008
  40          85         1,800                0        50,000       67,326      117,326      620,732        670,732
  45          90         1,800                0        50,000       46,969       96,969    1,001,814      1,051,905
  50          95         1,800                0        50,000            0       50,000    1,616,833      1,666,833

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING MAXIMUM COST OF INSURANCE CHARGES

                                                     --Assuming Hypothetical Investment Returns Of --
                                              0% Gross(2)               6% Gross(2)              12% Gross(2)
                                            (-0.88% Net)(3)           (5.07% Net)(3)            (11.02% Net)(3)
End of        Att       Annual          Account       Death         Account      Death        Account       Death
Pol Yr        Age       Premium        Value(4)      Benefit       Value(4)     Benefit      Value(4)      Benefit
------        ---       -------        --------      -------       --------     -------      --------      -------

   1          56         3,000            2,222        52,222        2,293       52,293        2,363         52,363
   2          57         3,000            4,381        54,381        4,658       54,658        4,941         54,941
   3          58         3,000            6,476        56,476        7,097       57,097        7,756         57,756
   4          59         3,000            8,506        58,506        9,610       59,610       10,830         60,830
   5          60         3,000           10,464        60,464       12,196       62,196       14,186         64,186

   6          61         3,000           12,347        62,347       14,853       64,853       17,850         67,850
   7          62         3,000           14,149        64,149       17,577       67,577       21,848         71,848
   8          63         3,000           15,857        65,857       20,360       70,360       26,205         76,205
   9          64         3,000           17,464        67,464       23,194       73,194       30,949         80,949
  10          65         3,000           18,962        68,962       26,074       76,074       36,116         86,116

  15          70         3,000           24,602        74,602       40,976       90,976       69,796        119,796
  20          75         3,000           26,041        76,041       55,523      105,523      121,404        171,404
  25          80         3,000           20,836        70,836       66,562      116,562      199,700        249,700
  30          85         3,000            6,130        56,130       69,525      119,525      318,925        368,925
  35          90         3,000                0        50,000       56,112      106,112      500,158        550,158
  40          95         3,000                0        50,000       15,494       65,494      778,884        828,884

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

[KPMG LOGO]
    4200 Wells Fargo Center
    80 South Seventh Street
    Minneapolis, MN 55402

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Northstar Life Insurance Company:



We have audited the accompanying balance sheets of the Northstar Life Insurance Company (the Company) as of December 31, 2002 and 2001, and the related statements of operations and comprehensive income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Northstar Life Insurance Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                                /s/ KPMG LLP


Minneapolis, Minnesota
March 21, 2003

                        NORTHSTAR LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2001



ASSETS                                                           2002             2001
------                                                        -----------      -----------
Fixed maturity securities available-for-sale
   (amortized cost $41,123,107 and $39,201,728)               $45,249,330      $40,562,508
Short-term investments                                          2,598,949        1,645,944
                                                              -----------      -----------

   Total investments                                           47,848,279       42,208,452

Cash                                                               37,547               --
Premiums receivable                                             1,688,488        2,414,086
Accrued investment income                                         622,625          563,289
Deferred policy acquisition costs                               4,300,751        4,494,978
Federal tax recoverable                                           126,814          264,532
Securities in transit                                                 811           19,780
Other assets                                                      159,324           48,049
                                                              -----------      -----------

              Total assets                                    $54,784,639      $50,013,166
                                                              ===========      ===========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Future policy and contract benefits                           $23,152,103      $22,006,185
Policy and contract claims                                      1,132,536        1,347,211
Other policyholder funds                                        2,110,755        1,860,623
General insurance expenses and taxes                              922,400        1,004,372
Deferred federal income tax liability                           2,199,780        1,606,861
Securities in transit                                                  --           21,494
Amounts in excess of bank balances                                     --          273,594
Other liabilities                                                 623,645          811,151
                                                              -----------      -----------
          Total liabilities                                    30,141,219       28,931,491
                                                              -----------      -----------

Stockholder's equity:
Common stock, $10 par value, 200,000 shares
     authorized, issued and outstanding                         2,000,000        2,000,000
Additional paid in capital                                      6,000,000        6,000,000
Retained earnings                                              13,961,376       12,197,168
Accumulated other comprehensive income                          2,682,044          884,507
                                                              -----------      -----------
          Total stockholder's equity                           24,643,420       21,081,675
                                                              -----------      -----------

              Total liabilities and stockholder's equity      $54,784,639      $50,013,166
                                                              ===========      ===========



See accompanying notes to financial statements.

                        NORTHSTAR LIFE INSURANCE COMPANY
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000



                                                                2002               2001               2000
                                                            ------------       ------------       ------------
Revenues:
    Premiums                                                $ 14,722,511       $ 16,930,772       $ 19,418,355
    Net investment income                                      2,536,495          2,423,114          1,925,576
    Net realized investment gains (losses)                       (57,601)             1,077           (108,757)
    Other income                                                  90,606              1,790              5,124
                                                            ------------       ------------       ------------
        Total revenues                                        17,292,011         19,356,753         21,240,298

Benefits and expenses:
    Policyholder benefits                                      8,250,547          8,526,739          6,839,672
    Increase in policy reserves                                1,170,529          4,041,257          8,091,862
    General insurance expenses and taxes                       4,966,790          5,468,019          5,085,168
    Amortization of deferred policy acquisition costs          1,425,296          1,293,832            557,883
    Capitalization of policy acquisition costs                (1,231,069)        (1,726,355)        (1,579,663)
                                                            ------------       ------------       ------------
        Total benefits and expenses                           14,582,093         17,603,492         18,994,922
                                                            ------------       ------------       ------------

              Income from operations before income taxes    $  2,709,918          1,753,261          2,245,376
                                                            ------------       ------------       ------------

Federal income tax expense (benefit):
    Current                                                    1,320,690            488,736          1,024,233
    Deferred                                                    (374,980)           120,062           (249,407)
                                                            ------------       ------------       ------------

        Total federal income tax expense                         945,710            608,798            774,826
                                                            ------------       ------------       ------------

              Net income                                    $  1,764,208       $  1,144,463       $  1,470,550
                                                            ============       ============       ============

Other comprehensive income, net of tax:
    Unrealized gains on securities                          $  1,797,537       $    614,715       $    953,029
                                                            ------------       ------------       ------------

        Total comprehensive income, net of tax                 1,797,537            614,715            953,029
                                                            ------------       ------------       ------------

              Comprehensive income                          $  3,561,745       $  1,759,178       $  2,423,579
                                                            ============       ============       ============


See accompanying notes to financial statements.

                        NORTHSTAR LIFE INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000



                                                                2002              2001              2000
                                                            ------------      ------------      ------------
Common stock:
          Total common stock                                $  2,000,000      $  2,000,000      $  2,000,000
                                                            ============      ============      ============

Additional paid in capital:
          Total additional paid in capital                  $  6,000,000      $  6,000,000      $  6,000,000
                                                            ============      ============      ============

Retained earnings:
     Beginning balance                                      $ 12,197,168      $ 11,052,705      $  9,582,155
     Net income                                                1,764,208         1,144,463         1,470,550
                                                            ------------      ------------      ------------
          Total retained earnings                           $ 13,961,376      $ 12,197,168      $ 11,052,705
                                                            ============      ============      ============

Accumulated other comprehensive income (loss):
     Beginning balance                                      $    884,507      $    269,792      $   (683,237)
     Change in unrealized appreciation of securities           1,797,537           614,715           953,029
                                                            ------------      ------------      ------------
          Total accumulated other comprehensive income      $  2,682,044      $    884,507      $    269,792
                                                            ============      ============      ============

                Total stockholder's equity                  $ 24,643,420      $ 21,081,675      $ 19,322,497
                                                            ============      ============      ============



See accompanying notes to financial statements.

                        NORTHSTAR LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000


                                                                                                                        2000
                                                                                 2002               2001             (RESTATED)
                                                                             ------------       ------------       ------------
CASH FLOW FROM OPERATING ACTIVITIES

Net income                                                                   $  1,764,208       $  1,144,463       $  1,470,550
     Adjustments to reconcile net income to net cash
         provided by operating activities:
             Change in future policy and contract benefits                      1,145,918          4,118,413          8,054,911
             Change in policy and contract claims                                (214,675)           222,221            150,218
             Change in other policyholder funds                                   250,132            209,911            199,975
             Change in accrued general insurance expenses and taxes               (81,972)            58,937            378,033
             Deferred tax provision                                              (374,980)           120,062           (249,407)
             Change in federal income tax recoverables - current                  137,718           (580,740)           323,232
             Change in other liabilities                                         (187,506)           560,976            (54,752)
             Change in premiums receivable                                        725,598            236,276         (1,385,134)
             Amortization of deferred policy acquistion costs                   1,425,296          1,293,832            557,883
             Capitalization of policy acquisition costs                        (1,231,069)        (1,726,355)        (1,579,663)
             Net realized investment (gains) losses                                57,601             (1,077)           108,757
             Change in accrued investment income                                  (59,336)          (108,710)           (86,043)
             Other, net                                                          (143,270)            19,281            (27,918)
                                                                             ------------       ------------       ------------
     Total cash provided by operating activities                                3,213,663          5,567,490          7,860,642
                                                                             ------------       ------------       ------------


CASH FLOW FROM INVESTING ACTIVITIES

Proceeds from fixed maturity securities sold, matured, or repaid                9,012,908          2,542,269          3,481,100
Cost of fixed maturity securities acquired                                    (10,959,900)       (10,205,053)       (10,028,110)
                                                                             ------------       ------------       ------------

        Net cash used for investing activities                                 (1,946,992)        (7,662,784)        (6,547,010)
                                                                             ------------       ------------       ------------

CASH FLOW FROM FINANCING ACTIVITIES

Change in securities in transit                                                    (2,525)          (247,180)           248,987
Change in amounts in excess of bank balances                                     (273,594)           273,594                 --
                                                                             ------------       ------------       ------------

        Net cash provided by (used) for financing activities                     (276,119)            26,414            248,987
                                                                             ------------       ------------       ------------

RECONCILIATION OF CASH AND SHORT-TERM INVESTMENTS

             Net increase (decrease) in cash and short-term investments           990,552         (2,068,880)         1,562,619

Cash and short-term investments, beginning of year                              1,645,944          3,714,824          2,152,205
                                                                             ------------       ------------       ------------

Cash and short-term investments, end of year                                 $  2,636,496       $  1,645,944       $  3,714,824
                                                                             ============       ============       ============



See accompanying notes to financial statements.

                        NORTHSTAR LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


(1)  NATURE OF OPERATIONS

     Description of Business

     Northstar Life Insurance Company (the Company) is organized under the laws of the State of New York as a stock life company and is licensed as a life and health insurer. Minnesota Life Insurance Company (Minnesota Life) owns 100% of the issued and outstanding common stock of the Company.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in New York, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into two market-focused business units: Financial Services and Group Insurance. Revenues, including net realized investment gains and losses, in 2002 for these business units were $15,569,347 and $1,722,664, respectively.

     The Company writes a portion of its credit life and disability business in its Financial Services market through a large broker. Premium revenue in 2002 connected to this distribution channel was approximately $6,200,000.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America
     (GAAP).

     The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

     Insurance Revenues and Expenses

     Premiums are credited to revenue over the premium paying periods of the policies. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs. Investment income is recognized as earned, net of related investment expenses.

     Deferred Policy Acquisition Costs

     The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.

     Deferred policy acquisition costs are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     Valuation of Investments

     Fixed maturity securities, which may be sold prior to maturity are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method.

                        NORTHSTAR LIFE INSURANCE COMPANY

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Valuation of Investments (continued)

     Short-term investments are carried at cost, which approximates fair value. For purposes of cash flows, the Company considers all money market funds, certificates of deposit, and commercial paper with original maturity dates of less than twelve months to be short-term investments.

     Fair values of fixed maturity securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from either independent pricing services which specialize in matrix pricing and modeling techniques, independent broker bids, financial statement valuations, or internal appraisal.

     Credit Risk

     Financial instruments, consisting primarily of cash and short-term investments, potentially subject the Company to concentration credit risk. The Company places its cash and short-term investments with high quality financial institutions and limits the amount of credit exposure with any one institution. Concentration of credit risk with respect to bonds is limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

     Realized and Unrealized Gains and Losses

     Realized and unrealized gains and losses are determined on the specific identification method. Write-downs of available-for-sale securities are recorded as realized losses. Changes in the fair value of fixed maturity securities are recorded as a separate component of stockholder's equity, net of taxes.

     Impairments in the value of securities held by the Company, considered to be other than temporary, are recorded as a permanent reduction of the cost of the security, and a corresponding realized loss is recognized in the statements of operations and comprehensive income. The Company reviews all securities on a quarterly basis and recognizes impairment after evaluating various subjective and objective factors, such as the financial condition of the issuer, market and industry.

     Policyholder Liabilities

     Future policy and contract benefits are comprised of reserves for group and credit life, credit health and group accident and health products. The group life reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity, and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Credit life and credit health reserves are determined such that recognition of premium revenue is proportionate to the amount of insurance protection provided.

     Other policyholder funds are comprised primarily of provision for experience rating refunds and advance premium deposits.

     Income Taxes

     The Company's federal income tax return is a consolidated life/non-life return under Minnesota Mutual Companies, Inc., the ultimate parent of Minnesota Life. The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Allocation is based upon separate return calculations with a credit for any currently used net losses and tax credits. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service.

                        NORTHSTAR LIFE INSURANCE COMPANY

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Income Taxes (continued)

     Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax basis of assets and liabilities.

     The Company's federal income tax return is a consolidated life/non-life return under Minnesota Mutual Companies, Inc., the ultimate parent of Minnesota Life. The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Allocation is based upon separate return calculations with a credit for any currently used net losses and tax credits. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service.

     Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax basis of assets and liabilities.

     Reclassification

     Certain 2000 and 2001 financial statement balances have been reclassified to conform to the 2002 presentation.

(3)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

                                     2002           2001           2000
                                 -----------    -----------    -----------
     Fixed maturity securities   $ 2,588,790    $ 2,401,988    $ 1,846,676
     Short-term investments           52,290        117,135        154,256
                                 -----------    -----------    -----------
                                   2,641,080      2,519,123      2,000,932

     Investment expenses            (104,585)       (96,009)       (75,356)
                                 -----------    -----------    -----------
     Total                       $ 2,536,495    $ 2,423,114    $ 1,925,576
                                 ===========    ===========    ===========

     Net realized investment gains (losses) for the years ended December 31 were as follows:

                                     2002           2001           2000
                                 -----------    -----------    -----------
     Fixed maturity securities   $   (57,605)   $     1,077    $  (108,884)
     Short-term investments                4             --            127
                                 -----------    -----------    -----------
     Total                       $   (57,601)   $     1,077    $  (108,757)
                                 ===========    ===========    ===========

     Gross realized gains on the sale of fixed maturity securities and short term investments for the years ended December 31, 2002, 2001, and 2000 were $131,583, $1,077, and $336, respectively. Gross realized losses on the sale of fixed maturity securities for the years ended December 31, 2002, 2001, and 2000 were $189,184, $0, and $109,220, respectively.

                        NORTHSTAR LIFE INSURANCE COMPANY

(3)  INVESTMENTS (CONTINUED)

     Net unrealized gains included in stockholder's equity at December 31 were as follows:

                                                                            2002           2001
                                                                        -----------    -----------
     Gross unrealized gains                                             $ 4,143,350    $ 1,587,615
     Gross unrealized losses                                                (17,127)      (226,835)
     Deferred federal income taxes                                       (1,444,179)      (476,273)
                                                                        -----------    -----------
            Net unrealized gains                                        $ 2,682,044    $   884,507
                                                                        ===========    ===========

     The amortized cost and fair value of investments in fixed maturity securities were as follows:

                                                            Gross Unrealized
                                      Amortized       ----------------------------         Fair
December 31, 2002                        Cost            Gains           Losses            Value
-------------------------------      -----------      -----------      -----------      -----------
     Federal government              $ 4,432,583      $   648,767      $        --      $ 5,081,350
     State and local government          134,821            9,494               --          144,315
     Corporate                        25,593,819        2,522,157           17,127       28,098,849
     Mortgage-backed securities       10,961,884          962,932               --       11,924,816
                                     -----------      -----------      -----------      -----------
     Total                           $41,123,107      $ 4,143,350      $    17,127      $45,249,330
                                     ===========      ===========      ===========      ===========

                                                            Gross Unrealized
                                      Amortized       ----------------------------         Fair
December 31, 2001                        Cost            Gains           Losses            Value
-------------------------------      -----------      -----------      -----------      -----------
     Federal government              $ 4,285,683      $   402,230      $        --      $ 4,687,913
     State and local government          254,656            8,017               --          262,673
     Corporate                        23,214,559          690,815          225,519       23,679,855
     Mortgage-backed securities       11,446,830          486,553            1,316       11,932,067
                                     -----------      -----------      -----------      -----------
     Total                           $39,201,728      $ 1,587,615      $   226,835      $40,562,508
                                     ===========      ===========      ===========      ===========


      The amortized cost and fair value of investments in fixed maturity securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        Amortized          Fair
                                                                           Cost            Value
                                                                       -----------      -----------
     Due in one year or less                                           $   497,837      $   513,965
     Due after one year through five years                               8,786,948        9,571,089
     Due after five year through ten years                              19,695,898       21,845,330
     Due after ten years                                                 1,180,540        1,394,130
                                                                       -----------      -----------
                                                                        30,161,223       33,324,514
     Mortgage-backed securities                                         10,961,884       11,924,816
                                                                       -----------      -----------
     Total                                                             $41,123,107      $45,249,330
                                                                       ===========      ===========

      At December 31, 2002 and 2001, investments in fixed maturity securities with a carrying value of $554,453 and $531,172, respectively, were on deposit with the State of New York as required by law.

                        NORTHSTAR LIFE INSURANCE COMPANY

(4) FEDERAL INCOME TAXES

    Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before income taxes. The significant components of this difference were as follows:

                                                                2002            2001            2000
                                                              ---------       ---------       ---------
     Computed tax expense                                     $ 948,471       $ 613,641       $ 785,887
     Difference between computed and actual tax expense:
          Dividends received deduction                           (2,811)         (4,624)         (5,921)

          Prior year due and unpaid adjustment                       43            (219)         (5,152)
          Expense adjustments and other                               7              --              12
                                                              ---------       ---------       ---------
             Total tax expense                                $ 945,710       $ 608,798       $ 774,826
                                                              =========       =========       =========


    The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

                                                                                2002            2001
                                                                             ----------      ----------
     Deferred tax assets:
          Policyholder liabilities                                           $    3,843      $   40,536
          Policyholder reserves                                                 442,549          74,274
          Tax deferred policy acquisition costs                                 350,091         339,781
          Other                                                                  38,515          38,311
                                                                             ----------      ----------
             Gross deferred tax assets                                          834,998         492,902
                                                                             ----------      ----------

     Deferred tax liabilities:
          Net premiums                                                       $   16,274      $   33,125
          Basis difference on investments                                        66,410          13,603
          Deferred policy acquisition costs                                   1,505,263       1,573,242
          Net unrealized capital gains                                        1,444,179         476,273
          Other                                                                   2,652           3,520
                                                                             ----------      ----------
             Gross deferred tax liabilities                                   3,034,778       2,099,763
                                                                             ----------      ----------
              Net deferred tax liability                                     $2,199,780      $1,606,861
                                                                             ==========      ==========

    A valuation allowance for deferred tax assets was not considered necessary as of December 31, 2002 and 2001 because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

    Income taxes paid for the years ended December 31, 2002, 2001 and 2000, were $1,183,000, $1,069,000 and $701,000, respectively.

    In December 2002, the Internal Revenue Service (IRS) closed their audit of Minnesota Mutual Companies and Subsidiaries' federal income tax returns for the years 2000, 1999, and 1998. Taxes assessed as a result of the audit were immaterial. The Company's tax returns for 2001 and later are expected to be under examination by the IRS beginning in 2004. The Company believes that any additional taxes refunded or assessed as a result of the examination will not have a material effect on its financial position.

                        NORTHSTAR LIFE INSURANCE COMPANY

(5) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, RESERVE FOR LOSSES, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     Activity in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                                                2002              2001
                                            -----------       -----------
     Balance at January 1                   $ 5,329,147       $ 3,266,932
         Less: reinsurance recoverable           80,449                --
                                            -----------       -----------
     Net Balance at January 1                 5,248,698         3,266,932
                                            -----------       -----------

     Incurred related to:
         Current year                         5,446,684         5,781,748
         Prior years                           (681,413)          280,146
                                            -----------       -----------
     Total incurred                           4,765,271         6,061,894
                                            -----------       -----------

     Paid related to:
         Current year                         1,988,354         1,894,558
         Prior years                          2,550,494         2,185,570
                                            -----------       -----------
     Total paid                               4,538,848         4,080,128
                                            -----------       -----------

     Net balance at December 31               5,475,121         5,248,698

         Plus reinsurance recoverable            15,862            80,449
                                            -----------       -----------

     Balance at December 31                 $ 5,490,983       $ 5,329,147
                                            ===========       ===========

     The liability for unpaid accident and health claims and claim adjustment expenses is included in future policy and contract benefits and policy and contract claims on the balance sheet.

     As a result of changes in estimates on claims incurred in prior years, the accident and health claims and claim adjustment expenses incurred decreased by $681,413 in 2002 and increased by $280,146 in 2001. These amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim adjustment expenses.

(6)  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2002 and 2001. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Please refer to Note 3 for additional fair value disclosures concerning investments in fixed maturity securities and short-term securities.

                        NORTHSTAR LIFE INSURANCE COMPANY

(6)  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                                               2002                              2001
                                                    ----------------------------      ----------------------------
                                                      Carrying           Fair           Carrying           Fair
                                                       Amount           Value            Amount           Value
                                                    -----------      -----------      -----------      -----------
     Fixed maturity securities:
          Available-for-sale                        $45,249,330      $45,249,330      $40,562,508      $40,562,508
     Short-term investments                           2,598,949        2,598,949        1,645,944        1,645,944
                                                    -----------      -----------      -----------      -----------
          Total financial assets                    $47,848,279      $47,848,279      $42,208,452      $42,208,452
                                                    ===========      ===========      ===========      ===========

(7)  RELATED PARTY TRANSACTIONS

     Net investment income includes expenses of $104,595, $95,999 and $75,356 for investment services provided by an affiliate, Advantus Capital Management, Inc., during 2002, 2001 and 2000, respectively. General expenses include $1,586,950, $1,631,323 and $1,544,727 for management services provided to the Company by Minnesota Life in 2002, 2001 and 2000, respectively.

(8)  OTHER COMPREHENSIVE INCOME

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company had identified those changes as being comprised of net income and unrealized appreciation on securities.

     The components of comprehensive income other than net income are illustrated below:

                                                                      2002              2001              2000
                                                                  -----------       -----------       -----------
     Unrealized gains on securities                               $ 2,823,043       $   946,793       $ 1,357,440
        Less:  reclassification adjustment for gains (losses)
            Included in net income                                    (57,601)            1,077          (108,757)
                                                                  -----------       -----------       -----------

                                                                  $ 2,765,442           945,716         1,466,197
     Income tax expense related to items of other
        comprehensive income                                         (967,905)         (331,001)         (513,168)
                                                                  -----------       -----------       -----------

     Other comprehensive income, net of tax                       $ 1,797,537       $   614,715       $   953,029
                                                                  ===========       ===========       ===========

(9)  STATUTORY FINANCIAL DATA

     The Company also prepares financial statements according to statutory accounting practices prescribed or permitted by the Insurance Department of the State of New York (Insurance Department) for purposes of filing with the Insurance Department, the National Association of Insurance Commissioners (NAIC) and states in which the Company is licensed to do business. Statutory accounting practices focus primarily on solvency and surplus adequacy.

                        NORTHSTAR LIFE INSURANCE COMPANY

     Prescribed accounting practices include a variety of publications of the NAIC as well as state laws, regulation and general administrative rules. Permitted statutory accounting practices encompasses all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC project to codify statutory accounting practices (Codification) was effective January 1, 2001. Codification continues to encompass both prescribed and permitted practices as described above. Any amounts identified as a change due to implementing Codification were recorded to statutory surplus. The State of New York has adopted Codification with a few exceptions.

     The Company has determined that Codification at the time of initial adoption, as modified by the State of New York, decreased statutory surplus by $76,382. Subsequently, for financial statements required to be filed for periods ending on December 31, 2002, the calculation of gross deferred tax assets as admitted assets shall be made in accordance with New York Regulation 172. The Company reported a change in accounting principle, as an adjustment that increased unassigned funds (surplus) of $319,839 as of January 1, 2002.

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below:


                                                                                        Year ended December
                                                                                  -------------------------------
                                                                                       2002               2001
                                                                                  ------------       ------------
     Statutory capital and surplus                                                $ 18,178,276       $ 15,250,461
     Adjustments:
          Deferred policy acquisition costs                                          4,300,751          4,494,978
          Net unrealized investment gains                                            4,126,223          1,360,780
          Statutory asset valuation reserve                                             70,148            117,770
          Change in reserve basis                                                      371,522          1,415,988
          Net deferred income taxes                                                 (2,541,863)        (1,606,861)
          Non-admitted assets                                                          154,560             48,559
          Other                                                                        (16,197)                --
                                                                                  ------------       ------------
     Stockholder's equity as reported in the accompanying
        financial statements                                                      $ 24,643,420       $ 21,081,675
                                                                                  ============       ============

                                                                                As of December 31
                                                               --------------------------------------------------
                                                                   2002                2001              2000
                                                               ------------       ------------       ------------
     Statutory net income                                      $  2,671,350       $    666,489       $    702,452
     Adjustments:
          Deferred policy acquisition costs                        (194,227)           432,523          1,021,780
          Statutory interest maintenance reserve                     10,155              7,457              3,097
          Change in reserve basis                                (1,044,466)            76,683           (435,493)
          Net deferred income taxes                                 374,980           (120,062)           249,407
          Other                                                     (53,584)            81,373            (70,693)
                                                               ------------       ------------       ------------
     Net income as reported in the accompanying
        financial statements                                   $  1,764,208       $  1,144,463       $  1,470,550
                                                               ============       ============       ============

                        NORTHSTAR LIFE INSURANCE COMPANY
          SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS
                               IN RELATED PARTIES
                               DECEMBER 31, 2002


                                                                                     As shown
                                                                     Market           on the
Type of investment                                  Cost (2)          Value      balance sheet (1)
                                                  -----------      -----------   -----------------
Fixed maturity securities:
     United States government and government
        agencies and authorities                  $ 4,432,583      $ 5,081,350      $ 5,081,350
     State and local government                       134,821          144,315          144,315
     Corporate securities                          25,593,819       28,098,849       28,098,849
     Mortgage-backed securities                    10,961,884       11,924,816       11,924,816
                                                  -----------      -----------      -----------
        Total fixed maturity securities            41,123,107       45,249,330       45,249,330
                                                  -----------      -----------      -----------

Equity securities:
                                                  -----------      -----------      -----------
        Total equity securities                            --               --               --
                                                  -----------      -----------      -----------

Short - term investments                            2,598,949           XXXXXX        2,598,949
                                                  -----------                       -----------
        Total                                       2,598,949           XXXXXX        2,598,949
                                                  -----------                       -----------

Total investments                                 $43,722,056      $45,249,330      $47,848,279
                                                  ===========      ===========      ===========


(1) Amortized cost for fixed maturity securities classified as held-to-maturity and fair value for equity securities and fixed maturity securities classified as available-for-sale.
(2) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for fixed maturity securities and other investments.


See independent auditors' report.

                        NORTHSTAR LIFE INSURANCE COMPANY
               Schedule III - Supplementary Insurance Information

                                                              As of December 31,
                           -------------------------------------------------------------------------------------------------
                             Deferred      Future policy                       Other policy
                              policy         benefits                           claims and                           Net
                           acquisition    losses, claims        Unearned         benefits        Premium         investment
                              costs       and settlement      premiums (2)       payable        revenue (3)        income
       Segment                              expenses (1)
-----------------------    -----------    --------------      -----------     -------------     -----------      -----------
2002:
   Life insurance           $ 2,320,589      $12,047,872      $        --      $   568,167      $ 6,879,273      $ 1,445,804
   Accident and
      health insurance        1,980,162       11,104,231               --          564,369        7,843,238        1,090,691
                            -----------      -----------      -----------      -----------      -----------      -----------
                            $ 4,300,751      $23,152,103      $        --      $ 1,132,536      $14,722,511      $ 2,536,495
                            ===========      ===========      ===========      ===========      ===========      ===========

2001:
   Life insurance           $ 2,500,321      $11,278,314      $        --      $   827,538      $ 8,447,925      $ 1,502,326
   Accident and
      health insurance        1,994,657       10,727,871               --          519,673        8,482,847          920,788
                            -----------      -----------      -----------      -----------      -----------      -----------
                            $ 4,494,978      $22,006,185      $        --      $ 1,347,211      $16,930,772      $ 2,423,114
                            ===========      ===========      ===========      ===========      ===========      ===========

2000:
   Life insurance           $ 2,432,107      $10,205,232      $        --      $   661,350      $ 9,500,194      $   942,068
   Accident and
      health insurance        1,630,348        7,682,540               --          463,640        9,918,161          983,508
                            -----------      -----------      -----------      -----------      -----------      -----------
                            $ 4,062,455      $17,887,772      $        --      $ 1,124,990      $19,418,355      $ 1,925,576
                            ===========      ===========      ===========      ===========      ===========      ===========



                                              For the years ended December 31,
                                -------------------------------------------------------------
                                   Benefits,       Amortization
                                claims, losses     of deferred          Other
                                and settlement        policy         operating     Premiums
                                   expenses        acquisition        expenses    written (4)
       Segment                                        costs
-----------------------         ---------------    -----------      -----------   -----------
2002:
   Life insurance                 $ 4,458,247      $   691,052      $ 2,598,573   $        --
   Accident and
      health insurance              4,962,829          734,244        2,368,217            --
                                  -----------      -----------      -----------   -----------
                                  $ 9,421,076      $ 1,425,296      $ 4,966,790   $        --
                                  ===========      ===========      ===========   ===========

2001:
   Life insurance                 $ 5,364,350      $   611,785      $ 3,021,910   $        --
   Accident and
      health insurance              7,203,646          682,047        2,446,109            --
                                  -----------      -----------      -----------   -----------
                                  $12,567,996      $ 1,293,832      $ 5,468,019   $        --
                                  ===========      ===========      ===========   ===========

2000:
   Life insurance                 $ 6,837,213      $   336,578      $ 2,413,538   $        --
   Accident and
      health insurance              8,094,321          221,305        2,671,630            --
                                  -----------      -----------      -----------   -----------
                                  $14,931,534      $   557,883      $ 5,085,168   $        --
                                  ===========      ===========      ===========   ===========


(1)  Includes policy and contract account balances
(2)  Includes unearned policy and contract fees
(3)  Includes policy and contract fees
(4)  Applies only to property and liability insurance



See independent auditors' report.

                        NORTHSTAR LIFE INSURANCE COMPANY
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                                     Ceded to     Assumed from                        Percentage
                                                    Gross             other           other              Net          of amount
                                                    amount          companies       companies          amount          assumed
                                                                                                                       to net
                                                --------------   --------------  --------------    --------------   --------------
2002: Life insurance in force                   $1,802,094,940   $   59,616,000  $      372,060    $1,742,851,000        0.0%
                                                ==============   ==============  ==============    ==============
           Premiums:
                Life insurance                  $    7,108,531   $      229,646  $          388    $    6,879,273        0.0%
                Accident and health insurance        7,844,447            1,593             384         7,843,238        0.0%
                                                --------------   --------------  --------------    --------------
                     Total premiums             $   14,952,978   $      231,239  $          772    $   14,722,511        0.0%
                                                ==============   ==============  ==============    ==============

2001: Life insurance in force                   $2,018,986,000   $   25,163,000  $      312,000    $1,994,135,000        0.0%
                                                ==============   ==============  ==============    ==============
           Premiums:
                Life insurance                  $    8,504,397   $       59,192  $        2,720    $    8,447,925        0.0%
                Accident and health insurance        8,481,821               --           1,026         8,482,847        0.0%
                                                --------------   --------------  --------------    --------------
                     Total premiums             $   16,986,218   $       59,192  $        3,746    $   16,930,772        0.0%
                                                ==============   ==============  ==============    ==============

2000: Life insurance in force                   $2,038,575,000   $   16,678,000  $      432,000    $2,022,329,000        0.0%
                                                ==============   ==============  ==============    ==============
           Premiums:
                Life insurance                  $    9,539,957   $       41,959  $        2,196    $    9,500,194        0.0%
                Accident and health insurance        9,915,325               --           2,836         9,918,161        0.0%
                                                --------------   --------------  --------------    --------------
                     Total premiums             $   19,455,282   $       41,959  $        5,032    $   19,418,355        0.0%
                                                ==============   ==============  ==============    ==============



See independent auditors' report.